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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                         DATE OF REPORT: MARCH 16, 2001




                      WASHINGTON GROUP INTERNATIONAL, INC.



                         Commission File Number 1-12054




                             A Delaware corporation

                   IRS Employer Identification No. 35-0565601




                     720 PARK BOULEVARD, BOISE, IDAHO 83729

                                  208/386-5000







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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 2, 2001, Washington Group International, Inc. filed a Form 12b-25, Notification of Late Filing, stating that it could not file its Annual Report on Form 10-K for the year ended December 1, 2000 by the prescribed due date because Washington Group needed additional time to attempt to resolve its severe near-term liquidity problems and then to reflect the impact of its situation in the financial statements and related disclosures to be included in its annual report.

         As of the date of this report, Washington Group needs additional time to reflect the impact of its severe near-term liquidity problems in the financial statements and related disclosures to be included in its annual report. As a result, despite its best efforts to file the annual report by March 16, 2001, Washington Group must delay filing its annual report until that time at which it is able to accurately reflect the impact of its severe near-term liquidity problems in the financial statements and related disclosures to be included in its annual report.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WASHINGTON GROUP INTERNATIONAL, INC.



March 16, 2001                              By: /s/ Craig G. Taylor
                                               ---------------------------------
                                                Craig G. Taylor
                                                Secretary